UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 3, 2007

PROFESSIONAL VETERINARY PRODUCTS, LTD.
(Exact name of registrant as specified in its charter)

Nebraska	000-26326	37-1119387
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10077 South 134th Street Omaha, Nebraska		68138 (Zip Code)
(Address of principal executive offices)
(402) 331-4440
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On January 3, 2007, Professional Veterinary Products, Ltd., a Nebraska corporation, executed Amendment No. 3 to Lease Agreement (the “Amendment”) with Kinsley Equities II Limited Partnership. The Amendment extended the lease term from July 31, 2007 to July 31, 2010 and increased the base rent to $29,895.83 per month for the period of August 1, 2007 through July 31, 2008, and to $30,989.58 per month for the period of August 1, 2008 through July 31, 2010.
     The foregoing description of the Amendment is qualified in its entirety by reference to the complete terms and conditions of the Amendment, which is attached as Exhibit 10.3 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d)      Exhibits.
The following exhibits are filed herewith:

Exhibit No.	Description

10.1	Amendment No. 1 to Lease Agreement

10.2	Amendment No. 2 to Lease Agreement

10.3	Amendment No. 3 to Lease Agreement

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
PROFESSIONAL VETERINARY PRODUCTS, LTD.
     Date: January 9, 2007

By:	/s/ Dr. Lionel L. Reilly
Dr. Lionel L. Reilly, President and CEO

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